UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 16, 2017

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation) 400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	72-1440714 (I.R.S. Employer Identification No.) 70508 (Zip code)

Commission File Number: 001-32681

Registrant’s telephone number, including area code: (337) 232-7028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

PetroQuest Energy, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on May 16, 2017. The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote:

1.    The election of six nominees to the Board of Directors;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	An advisory vote on the Company’s executive compensation; and

4.	An advisory vote on the frequency of holding future advisory votes on the Company’s executive compensation.

The results of such votes were as follows:

1.    The following votes were cast in the election of six nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Charles T. Goodson	7,803,109	239,017	7,991,507
William W. Rucks, IV	7,807,056	235,070	7,991,507
E. Wayne Nordberg	7,796,698	245,428	7,991,507
J. Gerard Jolly	7,809,425	232,701	7,991,507
W. J. Gordon, III	7,806,905	235,221	7,991,507
Charles F. Mitchell, II, M.D	7,807,492	234,634	7,991,507

2.    The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,001,882	17,919	13,832	0

3.    The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the 2017 Proxy Statement:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
7,840,605	174,485	27,036	7,991,507

4.    The following advisory (non-binding) votes were cast on whether future advisory votes on executive compensation should be held every one, two or three years:

Alternative	Number of Votes Voted For
1 Year	7,544,140
2 Years	36,732
3 Years	439,774
Abstain	21,480

In accordance with the voting results listed above, the Company has determined that it will conduct an advisory vote on executive compensation every year until the next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 18, 2017
PETROQUEST ENERGY, INC.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer